Exhibit 99.2

Ocean Thermal Energy Corporation and Subsidiaries

Condensed Consolidated Financial Statements (Unaudited)

As of March 31, 2017

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PART I–FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

OCEAN THERMAL ENERGY CORPORATION AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

	March 31,	December 31,
	2017	2016
	(unaudited)
ASSETS
Current Assets
Cash	$166,291	$7,495
Prepaid expenses	23,846	30,549
Due from related party	34,773	–
Total Current Assets	224,910	38,044

Property and Equipment
Property and equipment, net	1,863	2,366
Assets under construction	869,138	846,285
Property and Equipment, net	871,001	848,651

Total Assets	$1,095,911	$886,695

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current Liabilities
Accounts payables and accrued expense	$5,841,506	$5,631,270
Due to related party	–	36,822
Notes payable - related party, net	3,061,000	1,886,000
Notes payable, net	300,000	300,000
Convertible note payable, net	50,000	49,129
Total Current Liabilities	9,252,506	7,903,221

Notes payable - related party, net	45,958	1,045,644
Notes payable, net	603,406	602,067

Total Liabilities	9,901,870	9,550,932

Commitments and contingencies (Note 10)	–	–

Stockholders' deficiency
Preferred Stock, $0.0001 par value; 20,000,000 shares authorized, 0 and 0 shares issued and outstanding, respectively	–	–
Common stock, $0.0001 par value; 200,000,000 shares authorized,109,970,442 and 94,343,776 shares issued and outstanding, respectively	10,998	9,435
Additional paid-in capital	51,860,295	44,437,871
Accumulated deficit	(60,677,252)	(53,111,543)
Total Stockholders' Deficiency	(8,805,959)	(8,664,237)

Total Liabilities and Stockholders' Deficiency	$1,095,911	$886,695

The accompanying notes are an integral part of these condensed consolidated financial statements.

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OCEAN THERMAL ENERGY CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(Unaudited)

	For the three months ended March 31, 2017	For the three months ended March 31, 2016
Operating Expenses
Salaries and wages	$257,488	$332,111
Professional fees	352,796	255,251
General and administrative	78,346	106,972
Warrant Expense	6,769,562	–
Total Operating Expenses	7,458,192	694,334

Loss from Operations	(7,458,192)	(694,334)

Other Expenses
Interest Expense	(104,993)	(322,198)
Amortization of debt discount	(2,524)	–
Total Other expense	(107,517)	(322,198)

Loss Before Income Taxes	(7,565,709)	(1,016,532)

Provision for Income Taxes	–	–

Net Loss	$(7,565,709)	$(1,016,532)

Net Loss per Common Share
Basic and Diluted	$(0.07)	$(0.01)

Weighted Average Number of Common Shares Outstanding Basic and Diluted	104,848,986	79,783,925

The accompanying notes are an integral part of these condensed  consolidated financial statements.

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OCEAN THERMAL ENERGY CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	For the Three Month Ended
	March 31,
	2017	2016
Cash Flows From Operating Activities:
Net loss	$(7,565,709)	$(1,016,532)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation	503	1,528
Stock issued for services	244,800	72,500
Warrant Expense	6,769,562	–
Amortization of debt discount	2,524	178,906
Changes in assets and liabilities:
Prepaid expenses	6,703	(18,630)
Accounts payable	53,799	166,889
Accrued expenses	156,437	162,077
Net Cash Used In Operating Activities	(331,381)	(453,262)

Cash Flow From Investing Activities:
Assets under construction	(22,853)	(22,500)
Due from related party	(34,773)	–
Net Cash Used In Investing Activities	(57,626)	(22,500)

Cash Flows From Financing Activities:
Repayment of notes payable - related party	(25,000)	(5,000)
Proceeds from notes payable - related party	200,000	317,500
Proceeds from exercise of warrants	409,625	40,000
Repayment of amount due to related party	(36,822)	–
Repayment of capital lease	–	(1,437)
Net Cash Provided by Financing Activities	547,803	351,063

Net increase (decrease) in cash and cash equivalents	158,796	(124,699)
Cash and cash equivalents at beginning of year	7,495	125,029
Cash and Cash Equivalents at End of Period	$166,291	$330

Supplemental disclosure of cash flow information
Cash paid for interest expense	$2,640	$2,732
Cash paid for income taxes	$–	$–

Supplemental disclosure of non-cash investing and financing activities:
Debt discount on related-party note payable and extension of warrants	$–	$327,086

The accompanying notes are an integral part of these condensed consolidated financial statements.

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OCEAN THERMAL ENERGY CORPORATION AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements

(Unaudited)

Note 1: Basis of Presentation

The condensed consolidated financial statements include the accounts of the Company and our wholly owned subsidiaries. Intercompany accounts and transactions have been eliminated in consolidation. In the opinion of management, our financial statements reflect all adjustments that are of a normal recurring nature necessary for presentation of financial statements for interim periods in accordance with U.S. generally accepted accounting principles (GAAP) and with the instructions to Form 10-Q in Article 10 of SEC Regulation S-X. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of our financial statements, and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates. As used in this report, the terms “we,” “us,” and “our” mean Ocean Thermal Energy Corporation and our subsidiaries, unless the context indicates otherwise.

We condensed or omitted certain information and footnote disclosures normally included in our annual audited financial statements, which we prepared in accordance with GAAP. The operating results for the three months ended March 31, 2017 are not necessarily indicative of the results to be expected for the year. Our interim financial statements should be read in conjunction with our Audit Report and year-end statements for 2016.

Note 2: Going Concern

The accompanying unaudited condensed consolidated financial statements have been prepared on the assumption that we will continue as a going concern. As reflected in the accompanying condensed consolidated financial statements, we had a net loss of $7,565,709 and used $331,381 of cash in operating activities for the three months ended March 31, 2017. We had a working capital deficiency of $9,027,596 and a stockholders’ deficiency of $8,805,959 as of March 31, 2017. These factors raise substantial doubt about our ability to continue as a going concern. Our ability to continue as a going concern is dependent on our ability to increase sales and obtain external funding for our project development. The financial statements do not include any adjustments that may result from the outcome of this uncertainty.

Note 3: Income Taxes

No income tax expense was recognized for the three-month periods ended March 31, 2017 and 2016, due to net losses being incurred in these periods. We are subject to audit by the Internal Revenue Service, various states, and foreign jurisdictions for the prior three years. There has not been a change in our unrecognized tax positions since December 31, 2016, and we do not believe there will be any material changes in our unrecognized tax positions over the next 12 months. Our policy is to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense. We do not have any accrued interest or penalties associated with any unrecognized tax benefits, and no interest expense related to unrecognized tax benefits was recognized during the three months ended March 31, 2017.

Note 4: Fair Value of Financial Instruments

The accounting standard for fair value measurements provides a framework for measuring fair value and requires expanded disclosures regarding fair value measurements. Fair value is defined as the price that would be received for an asset or the exit price that would be paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants on the measurement date. The accounting standard establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs, where available. The following summarizes the three levels of inputs required as well as the assets and liabilities that we value using those levels of inputs.

•	Level 1: Unadjusted quoted prices in active markets for identical assets and liabilities.

•	Level 2: Observable inputs other than those included in Level 1. For example, quoted prices for similar assets or liabilities in active markets or quoted prices for identical assets or liabilities in inactive markets.

•	Level 3: Unobservable inputs reflecting management’s own assumptions about the inputs used in pricing the asset or liability.

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A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities. We did not have any significant nonfinancial assets or nonfinancial liabilities that would be recognized or disclosed at fair value on a recurring basis as of March 31, 2017, nor did we have any assets or liabilities measured at fair value on a nonrecurring basis to report in the first three months of 2017.

Note 5: Net Loss per Common Share

Basic earnings per share is computed by dividing the net income applicable to common shares by the weighted average number of common shares outstanding. We recorded a net loss for the three-month periods ended March 31, 2017 and 2016, so there are no diluted earnings per share calculated for those periods. Basic and diluted earnings per share were essentially the same for all periods presented.

We had 303,320 and 25,767,876 shares issuable upon the exercise of warrants and options and 205,667 shares issuable upon the conversion of green energy bonds and notes that were not included in the computation of dilutive loss per share because their inclusion is antidilutive for the interim periods ended March 31, 2017 and 2016, respectively.

Note 6: Recent Accounting Pronouncements

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments. Historically, there has been a diversity in practice in how certain cash receipts/payments are presented and classified in the statement of cash flows under Topic 230. The purpose of the Update is to reduce the existing diversity in practice by clarifying the presentation of certain types of transactions. The amendments in this Update are effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted. The Company notes that this guidance applies to its reporting requirements and will implement the new guidance accordingly.

We have reviewed all recently issued, but not yet adopted, accounting standards in order to determine their effects, if any, on our consolidated results of operations, financial position, and cash flows. Based on that review, we believe that none of these pronouncements will have a significant effect on current or future earnings or operations.

Note 7: Business Segments

We conduct operations in various foreign jurisdictions that use our technology. Our segments are based on the location of their operations. The U.S. territories segment consists of operations in the U.S. Virgin Islands and Guam; the Bahamas segment consists of operations specific to the Bahamas; and the other segment currently consists of operations in the Cayman Islands. Direct revenues and costs, depreciation, depletion, and amortization costs, general and administrative costs (“G&A”), and other income directly associated with their respective segments are detailed within the following discussion. Identifiable net property and equipment are reported by business segment for management reporting and reportable business segment disclosure purposes. Current assets, other assets, current liabilities, and long-term debt are not allocated to business segments for management reporting or business segment disclosure purposes.

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Reportable business segment information for the three months ended March 31, 2017, and as of March 31, 2016, is as follows:

March 31, 2017
	Headquarters	US Territories	Bahamas	Other	Total
Revenue	$–	$–	$–	$–	$–
Assets	$226,773	$820,140	$–	$48,998	$1,095,911
Net Loss	$(7,565,709)	$–	$–	$–	$(7,565,709)
Property and equipment	$–	$–	$–	$–	$–
Capitalized construction in process	$–	$820,140	$–	$48,998	$869,138
Depreciation	$503	$–	$–	$–	$503
Additions to Property and equipment	$–	$22,853	$–	$–	$22,853

March 31, 2016
	Headquarters	US Territories	Bahamas	Other	Total
Revenue	$–	$–	$–	$–	$–
Assets	$57,770	$700,064	$244,285	$48,998	$1,051,117
Net Loss	$(1,016,532)	$–	$–	$–	$(1,016,532)
Property and equipment	$5,045	$–	$–	$–	$5,045
Capitalized construction in process	$–	$700,064	$244,285	$48,998	$993,347
Depreciation	$1,528	$–	$–	$–	$1,528
Additions to Property and equipment	$–	$22,500	$–	$–	$22,500

Note 8: Notes Payable

On March 9, 2017, a private venture fund, in which our chief executive officer is an officer and director, agreed to provide up to $200,000 in working capital. The note bears interest of 10% and is due and payable with 90 days of demand. On March 31, 2017, the balance of the loan outstanding was $175,000 and the accrued interest as of that date was $1,222.

The following convertible note and notes payable were outstanding at March 31, 2017:

							Related Party		Non Related Party
Date of Issuance	Maturity Date	Interest Rate	Original Principal	Principal at March 31, 2017	Discount at March 31, 2017	Carrying Amount at March 31, 2017	Current	Long-Term	Current	Long-Term
02/03/12	02/03/18	10.00%	$1,000,000	$1,000,000	$–	$1,000,000	$1,000,000			$–
08/15/13	10/31/23	10.00%	525,000	525,000	42,436	482,564	–	45,958	–	436,606
12/31/13	12/31/15	8.00%	290,000	130,000	–	130,000	130,000	–	–	–
04/16/14	04/30/19	9.86%	6,000	6,000	–	6,000	–	–	–	6,000
05/09/14	04/30/19	9.86%	50,400	50,400	–	50,400	–	–	–	50,400
05/28/14	04/30/19	9.86%	25,200	25,200	–	25,200	–	–	–	25,200
04/01/14	12/31/17	10.00%	2,265,000	1,756,000	–	1,756,000	1,756,000	–	–	–
07/21/14	12/31/19	9.86%	78,000	78,000	–	78,000	–	–	–	78,000
08/18/14	12/31/19	7.86%	7,200	7,200	–	7,200	–	–	–	7,200
12/22/14	03/31/15	12.00%	200,000	200,000	–	200,000	–	–	200,000	–
12/26/14	12/26/15	12.00%	100,000	100,000	–	100,000	–	–	100,000	–
04/09/15	04/09/17	10.00%	50,000	50,000	–	50,000	–	–	50,000	–
03/09/17	*	10.00%	200,000	175,000	–	175,000	175,000	–	–	–
Total			$4,796,800	$4,102,800	$42,436	$4,060,364	$3,061,000	$45,958	$350,000	$603,406

* The note payable is due and payable within 90 days after demand.

Note 9: Stockholders’ Equity

Common Stock

For the three months ended March 31, 2017, individuals exercised Series D warrants to purchase 546,166 shares of common stock at a price of $0.75 per share for cash totaling $409,625. These warrants were also related to BBNA merger.

For the three months ended March 31, 2017, consultants exercised 288,000 Series D warrants for 288,000 shares of common stock for services performed with a fair value of $244,800 ($0.85 per share).

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As a part of our agreement with the Memphis Investors, the Board re-priced 14,692,500 warrants and 100,000 options to $0.00 and exercised the warrants and options and issued 14,792,500 shares of common stock. These warrants had a fair value of $6,769,562. Per ASC Topic 718, this exchange is treated as a modification. The incremental value of $6,769,562 measured as the excess of the fair value of the modified award over the fair value of the original award immediately before the modification using the Black-Scoles option pricing model was expensed fully when they were exercised.

We used the following assumptions for warrants and options during the period ended March 31, 2017:

Expected volatility:	77%
Expected lives:	Various (30 days – 7 years)
Risk-free interest rate:	Various (0.50%-2.27%)
Expected dividend yield:	None

Warrants and Options

The following table summarizes all warrants outstanding and exercisable for the period ended March 31, 2017:

Warrants	Number of Warrants	Weighted Average Exercise Price
Balance, December 31, 2016	15,912,210	$0.76
Granted	–	$0.00
Exercised	(834,166)	$0.79
Exercised (Re-priced to $0.00)	(14,692,500)	$0.00
Forfeited	(82,224)	$0.00
Balance, March 31, 2017	303,320	$0.75
Exercisable, March 31, 2017	303,320

The following table summarizes all options outstanding and exercisable for the period ended March 31, 2017:

	Number of	Weighted Average
Options	Options	Exercise Price
Balance, December 31, 2016	100,000	$0.75
Exercised	(100,000)	$0.75
Balance, March 31, 2017	–	$0.00

Note 10: Commitments and Contingencies

Commitments

On February 17, 2017, we entered into an Agreement and Plan of Merger with TetriDyn Solutions, Inc. (“TetriDyn”), in which our chief executive officer is an officer and director. Planned for mid-April 2017, the shareholders of OTE will receive a one-for-one exchange of their shares in the public company for a ninety percent (90%) ownership while TetryDyn shareholders will retain ten percent (10%) ownership. Once merged the name will be changed to Ocean Thermal Energy Corporation. Even though the transaction has not been closed, to assist TetriDyn with the merger expenses Ocean Thermal Energy Corporation has advanced TetriDyn $34,773 and is recorded as due from related party.

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Litigation

From time to time, we are involved in legal proceedings and regulatory proceedings arising from operations. We establish reserves for specific liabilities in connection with legal actions that management deems to be probable and estimable.

In the latter part of 2016, we entered into a binding agreement with an investor group from Memphis, Tennessee to invest a substantial amount in our company. As part of the agreement, we were not allowed to change our capital structure and, consequently, suffered significant financial damages when the investors did not honor their commitment and defaulted on the agreement. On May 16, 2017, we filed a civil action suit in the United States District Court in the Western District of Tennessee. It is “Case 2:17 –cv-02343”.

Note 11: Related-Party Transactions

During 2015, one of the original Series B not holders transferred its ownership of the note in the amount of $50,000 to Jeremy P. Feakins & Associates LLC in which our chief executive officer is an officer.

For the three months ended March 31, 2017, we paid rent of $15,000 to a company controlled by our chief executive officer under an operating lease agreement.

On February 16, 2017, the due date of the related party note payable in the amount of $2,265,000 issued on January 31, 2015, was extended to December 31, 2017.

On February 16, 2017, the due date of the related party note payable in the amount of $1,000,000 issued on February 3, 2012, was extended to February 3, 2018.

On March 9, 2017, we issued a promissory note payable of $200,000 to a related party in which our chief executive officer is an officer and director. The note bears interest of 10% and is due and payable within 90 days after demand. The balance outstanding on March 31, 2017, is $175,000.

Note 12: Subsequent Events

For the period from April 1, 2017 to May 8, 2017, individuals exercised Series D warrants to purchase 451,880 shares of common stock at a price of $0.75 per share for cash totaling $338,910. These warrants were also related to BBNA merger.

On April 4, 2017, a Schedule 14-C Informational Statement was filed by TetriDyn with the Securities and Exchange Commission with announcing amendments to TetriDyn’s Articles of Incorporation for the principal purpose of facilitating the merger with the Company.

In order to effect the combination of the Parties, TetriDyn formed a new, wholly owned subsidiary (“MergerCo”) under the laws of the state of Delaware that, upon the terms and subject to the conditions of this Agreement and in accordance with the laws governing corporations under the Delaware General Corporation Law (“Delaware Law”), merged with and into us (the “Merger”) for the purpose of making the Company a wholly owned subsidiary of TetriDyn (the “Surviving Corporation”).

In connection with the consummation of the Merger and upon the consent of the holders of a majority of the outstanding common shares, TetriDyn filed with the Nevada Secretary of State an amendment to its articles of incorporation changing its name to “Ocean Thermal Energy Corporation”.

On May 9, 2017, the Company was approved by FINRA to sell securities on the “Over the Counter” (OTCQB) exchange under the stock symbol TDYS, which was subsequently changed to CPWR on June 21, 2017.

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